UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2024

Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-4879	34-0183970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Orchard Avenue NE North Canton, Ohio	44720-2556
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information under “Exit Credit Agreement Amendment” under Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 1.01.

Item 8.01.	Other Events.

Secured Notes Offering

On December 10, 2024, Diebold Nixdorf, Incorporated (the “Company”) announced that it has commenced an offering (the “Notes Offering”) of $950.0 million aggregate principal amount of senior secured notes due 2030 (the “Notes”). The Notes Offering is being conducted in reliance upon one or more exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and is subject to market and other conditions, including the consummation of the New Credit Agreement (as defined below).

The Company intends to use the net proceeds of the Notes Offering, together with borrowings under the New Revolving Credit Facility (as defined below) and cash on hand, to (i) repurchase all of the term loans under the Exit Facility (as defined below), for which valid return bids are submitted for repurchase pursuant to the Dutch Auction (as defined below), (ii) repay all of the borrowings outstanding under the Existing Revolving Credit Facility (as defined below), and (iii) pay all related premiums, fees and expenses. The Company intends to use any remaining net proceeds of the Notes Offering for general corporate purposes, which may include the repayment of debt.

The Notes will be the senior secured obligations of the Company and will be guaranteed, on a senior secured basis, jointly and severally, by (i) as of the issue date of the Notes, each of the Company’s subsidiaries that is a borrower under or guarantees the obligations under the New Revolving Credit Facility and (ii) following the issue date, any of the Company’s existing or future wholly owned domestic subsidiaries (other than certain excluded subsidiaries) that is a borrower under or guarantees the obligations under the New Revolving Credit Facility or incurs or guarantees certain capital markets indebtedness (the “Guarantors”). Additionally, it is expected that the Notes and the related guarantees will be secured by first-priority liens on substantially all of the tangible and intangible assets of the Company and the Guarantors, in each case subject to certain exclusions and permitted liens, which collateral will also secure, on a pari passu basis, the New Revolving Credit Facility.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States, to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

The Company is filing as Exhibit 99.1 hereto the press release announcing the Notes Offering pursuant to Rule 135c under the Securities Act.

Dutch Auction

On December 10, 2024, the Company launched a Dutch auction pursuant to which it is offering to repurchase up to the entire $1,050.0 million aggregate principal amount of the term loans outstanding under our senior secured term loan credit facility (the “Exit Facility”) pursuant to the Exit Credit Agreement (as defined below), at a purchase price of 102.0% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the purchase date (the “Dutch Auction”). The Dutch Auction is expected to expire at 12:00 p.m., New York City time, on December 13, 2024 (or such later date and time as determined by the Company), unless earlier terminated. The Company expects to repurchase term loans from lenders under the Exit Facility that validly submit return bids pursuant to the Dutch Auction on or about the closing of the Notes Offering. As described below, as of December 6, 2024, lenders representing $1,035.3 million aggregate principal amount, or approximately 98.6% of the outstanding term loans under the Exit Facility agreed to submit return bids to sell their term loans under the Exit Facility pursuant to the Dutch Auction by entering into the Exit Credit Agreement Amendment (as defined below). The consummation of the Dutch Auction is conditioned upon, among other things, the issuance of the Notes and the closing of the New Credit Agreement.

Exit Credit Agreement Amendment

On December 6, 2024, the Company and lenders representing $1,035.3 million aggregate principal amount, or approximately 98.6%, of the outstanding term loans under the Exit Facility executed an amendment (the “Exit Credit Agreement Amendment”) to that certain Credit Agreement, dated as of August 11, 2023, among the Company, certain financial institutions party thereto, as lenders, GLAS USA LLC, as administrative agent, and GLAS Americas LLC, as collateral agent (the “Exit Credit Agreement”), to, among other things, permit the issuance of the Notes, permit the incurrence of the debt under the New Credit Agreement, permit the pledge of liens in connection with the foregoing and entry into an intercreditor arrangement in relation thereto, and remove most affirmative and negative covenants and certain events of default from the Exit Credit Agreement. The lenders that executed the Exit Credit Agreement Amendment agreed to submit return bids to sell their term loans under the Exit Facility pursuant to the Dutch Auction. The amendments set forth in the Exit Credit Agreement Amendment will become effective substantially concurrently with the consummation of the Notes Offering and the purchase of the term loans pursuant to the Dutch Auction.

New Credit Agreement

On or about the closing of the Notes Offering, the Company expects to enter into a new credit agreement (the “New Credit Agreement”), with certain financial institutions, as lenders, and Goldman Sachs Bank USA, as administrative agent and collateral agent, providing for, among other things, a new $310.0 million revolving credit facility maturing in December 2029 (the “New Revolving Credit Facility”). The closing of the Notes Offering is conditioned on the closing of the New Credit Agreement, and the closing of the New Credit Agreement is conditioned on the closing of the Notes Offering. The completion of the New Credit Agreement is subject to market and other conditions and there can be no assurance as to whether or when the New Credit Agreement may be completed, if at all.

In connection with the closing of the Notes Offering and the entry into the New Credit Agreement, the Company intends to terminate the commitments under and discharge and release all guarantees and liens existing in connection with the Existing Revolving Credit Facility. This Current Report on Form 8-K does not constitute a notice of repayment for the amounts outstanding under the Exit Facility or the Existing Revolving Credit Facility.

The Notes Offering, the Dutch Auction, the entry into the Exit Credit Agreement Amendment and the New Credit Agreement, and the expected use of the net proceeds of the Notes Offering, together with the borrowings under the New Revolving Credit Facility and cash on hand, as described above, are referred to, collectively, as the “Refinancing Transactions.”

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are not historical information and are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, statements regarding the Refinancing Transactions and the Company’s intended use of proceeds of the Notes Offering.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Some of the risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, but are not limited to:

•	the Company’s ability to consummate the Notes Offering and the other Refinancing Transactions;

•

the Company’s recent emergence from its and certain of its U.S. and Canadian subsidiaries’ jointly administered cases in the U.S. Bankruptcy Court for the Southern District of Texas (the “U.S. Bankruptcy Court”) and its voluntary proceedings in the District Court of Amsterdam (the “Dutch Court”), which could adversely affect our business and relationships;

•	the significant variance of our actual financial results from the projections that were filed with the U.S. Bankruptcy Court and Dutch Court;

•

the overall impact of the global supply chain complexities on the Company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components;

•

the Company’s ability to generate sufficient cash or have sufficient access to capital resources to service its debt, which, if unsuccessful or insufficient, could force the Company to reduce or delay investments and capital expenditures or to dispose of material assets or operations, seek additional debt or equity capital or restructure or refinance its indebtedness;

•	the Company’s ability to comply with the covenants contained in the agreements governing its debt;

•	the Company’s ability to successfully convert its backlog into sales, including our ability to overcome supply chain and liquidity challenges;

•	the ultimate impact of infectious disease outbreaks and other public health emergencies, including further adverse effects to the Company’s supply chain, and maintenance of increased order backlog;

•	the Company’s ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives;

•	the success of the Company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business;

•	the impact of a cybersecurity incident or operational failure on the Company’s business;

•	the Company’s ability to attract, retain and motivate key employees;

•	the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components;

•

changes in the Company’s intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes;

•	the Company’s success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances;

•

the ultimate outcome of the appeals for the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the Company’s favor at the lower court level in 2022) and the merger/squeeze-out (which was dismissed in the Company’s favor at the lower court level in 2023);

•

the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the Company’s customer base and/or adversely affect its customers’ ability to make capital expenditures, as well as adversely impact the availability and cost of credit;

•	the impact of competitive pressures, including pricing pressures and technological developments;

•	risks related to our international operations, including geopolitical instability and wars;

•

changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the Company’s operations;

•	the Company’s ability to maintain effective internal controls;

•	unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments;

•	the effect of changes in law and regulations or the manner of enforcement in the United States and internationally and the Company’s ability to comply with applicable laws and regulations; and

•

other factors included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on March 8, 2024, and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Diebold Nixdorf, Incorporated dated December 10, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2024	Diebold Nixdorf, Incorporated

	By:	/s/ Elizabeth C. Radigan
	Name:	Elizabeth C. Radigan
	Title:	Executive Vice President, Chief Legal Officer and Secretary